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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                   --------------------------------------

                              FORM 8-K/A NO. 2

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                May 21, 1996
              ------------------------------------------------
              Date of report (Date of earliest event reported)


                   --------------------------------------



                         K-V PHARMACEUTICAL COMPANY
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)




   Delaware                        1-9601                    43-0618919
- --------------                 --------------            ------------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)


2503 South Hanley Road, St. Louis, Missouri                  63144
- -------------------------------------------              ------------
 (Address of principal executive offices)                 (Zip Code)


                               (314) 645-6600
            ----------------------------------------------------
            (Registrant's telephone number, including area code)




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       Item 4.  Changes in Registrant's Certifying Accountant.
       -------------------------------------------------------

       (a) Coopers & Lybrand L.L.P. (the "former accountant") resigned as the certifying accountant of Registrant on May 21, 1996, for the reason that the relationship between Registrant and the former accountant had become incompatible. BDO Seidman LLP agreed on May 24, 1996 to become Registrant's certifying accountant in connection with Registrant's financial statements for the years ended March 31, 1996, 1995 and 1994.

       (b) The former accountant's reports on the financial statements for the two most recent fiscal years ended March 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

       (c) In connection with the audits of the financial statements of Registrant for the two fiscal years ended March 31, 1995 and 1994 and during the interim period preceding the resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused the former accountant to make reference in its report to the such matters.

       (d) In connection with its resignation, the former accountant indicated that it has withdrawn as the Registrant's accountant and that its reports dated June 28, 1995 and June 28, 1994 related to the Registrant's financial statements as of and for the years ended March 31, 1995 and March 31, 1994, respectively, should no longer be relied upon. In addition, the former accountant has also indicated that its consents dated June 28, 1994, June 28, 1995 and January 16, 1996 related to Forms S-8 have also been withdrawn. The former accountant advised Registrant that it determined to withdraw its reports and consents for such previous years because it questioned, although it had not reached a conclusion regarding, Registrant's amortization of "Deferred Improved Drug Entities" during such years.

       In connection with its resignation, the former accountant indicated there were two reportable events.

       First, in connection with preliminary work performed by the former accountant relating to Registrant's fiscal year ended March 31, 1996, the former accountant questioned the application of Registrant's accounting policy concerning the amortization of "Deferred Improved Drug Entities" and indicated a possible need for a restatement of the prior year financial statements with respect thereto. Registrant has followed a policy of amortizing "Deferred Improved Drug Entities" costs over a five to ten year period commencing with the date of marketing of the applicable product. In fiscal 1993, it was determined that the "five year" portion of such amortization would commence after five years in any event. The former accountant raised a question as to whether it was clearly

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understood that the amortization of such clinical costs was deferred until the earlier of either the product being marketed or five years. The former accountant did not inform Registrant as to its conclusion as to any specific change required to be made in the application of Registrant's amortization policies. Consequently, Registrant is not presently in a position to know what quantifiable effect, if any, any change or restatement of either the nature of such policies or their application would have had on Registrant's financial statements. Such policies and their application are being reviewed and discussed by Registrant with its new accountants.

       Secondly, the former accountant questioned, but did not reach a conclusion as to the appropriate revenue recognition accounting for a transaction entered into and recorded by Registrant in the fourth quarter of the fiscal year ended March 31, 1996, dealing with certain of Registrant's technology and the fair market valuation of certain stock purchase options issued in connection therewith. Under this transaction, which was entered into between Registrant and a major drug marketer, partially in consideration of and replacing certain other products, the two companies entered into an agreement for future royalties and product opportunities and Registrant gave the other company the right to explore Registrant's drug delivery technologies with the possibility of entering into agreements with respect to individual products and issued certain Class A common stock purchase options to the other party.
Registrant received a total amount of $10,000,000 in the transaction, of which $5,000,000 was paid for the purchase of the common stock purchase options.
The accounting treatment for the balance of the funds received was to reimburse Registrant for, and eliminate from its balance sheet, approximately $2,500,000 of Deferred Improved Drug Entities, receivables and inventory of approximately $400,000, and patents and trademarks relating to Registrant's technologies of approximately $200,000, with approximately $1,700,000 allocated to agreement revenues and $200,000 as a reimbursement of expenses. Of the funds received for the common stock purchase options, $1,150,000 was allocated to a stock purchase option providing the right to purchase Registrant's Class A common stock at a minimum price of $35 per share, exercisable for a 30 day period ending
March 30, 1997, an additional $1,250,000 was allocated to an option to purchase shares of Class A common stock at a minimum price of $40 per share, exercisable for a 30 day period ending September 29, 1997, an additional $1,300,000 was allocated to an option to purchase Class A common stock at a minimum purchase price of $45 per share, exercisable for a 30 day period ending March 30, 1998, and an additional $1,300,000 was allocated to an option to purchase Class A common stock at a minimum price of $50 per share, exercisable for a 30 day period ending September 29, 1998. The actual exercise price and number of shares of Class A common stock to be purchased are dependent on the fair market value of the stock for a ten day period prior to exercise. At the date of the former accountant's resignation, the revenue recognition and valuation issues were unresolved. Registrant has authorized the former accountant to discuss these issues with its new accountant. Registrant has provided information with respect to the above matters to its new accountant and expects to review the application thereof with its new

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accountant in connection with the audit and certification of Registrant's financial statements.

       (e) A letter from the former accountant, addressed to the Commission, is filed as an exhibit hereto.


       Item 7.    Financial Statements, Pro Forma Financial Information and
       -------    ---------------------------------------------------------
                  Exhibits
                  --------

       (a)    Financial Statements - not applicable

       (b)    Pro Forma Financial Information - not applicable

       (c)    Exhibits - See Exhibit Index on page 6 hereof.


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                                  SIGNATURE
                                  ---------


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  June 27, 1996

                                     K-V PHARMACEUTICAL COMPANY


                                     By:   /s/ Gerald R. Mitchell
                                           --------------------------
                                           Gerald R. Mitchell
                                           Vice President-Finance



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
                                EXHIBIT INDEX

Exhibit No.                    Exhibit
- -----------                    -------

      16 Letter from the former accountant, addressed to the Commission.


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